UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2024

KINETA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37695	20-8436652
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
7683 SE 27th Street, Suite 481
Mercer Island, WA		98040
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (206) 378-0400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading	Name of each exchange
	Symbol(s)	on which registered
Common Stock, par value $0.001 per share	KANT	OTC Pink Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Merger Agreement

On December 11, 2024, Kineta, Inc. (“Kineta” or the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among TuHURA Biosciences, Inc., a Nevada corporation (“TuHURA”), Hura Merger Sub I, Inc., a Delaware corporation and a direct wholly-owned subsidiary of TuHURA (“Merger Sub I”), Hura Merger Sub II, LLC, a Delaware limited liability company and direct wholly-owned subsidiary of TuHURA (“Merger Sub II,” and together with Merger Sub I, the “Merger Subs”), and Craig Philips, solely in his capacity as the representative, agent and attorney-in-fact of the stockholders of Kineta (the “Stockholders Representative”). Each capitalized term used herein but not otherwise defined has the meaning given to it in the Merger Agreement.

Pursuant to the terms of the Merger Agreement, among other things and subject to the terms and conditions set forth therein, Merger Sub I will (a) merge with and into the Company (the “First Merger”), with the Company being the surviving corporation of the First Merger, also known as the “Surviving Entity”; and (b) immediately following the First Merger and as part of the same overall transaction as the First Merger, the Surviving Entity will merge with and into Merger Sub II (the “Second Merger” and, together with the First Merger, the “Mergers” ), with Merger Sub II being the surviving company of the Second Merger, also known as the “Surviving Company.” The Mergers are intended to qualify as a tax-free reorganization for U.S. federal income tax purposes.

Merger Consideration

Subject to the terms and conditions of the Merger Agreement, at the effective time of the First Merger (the “Effective Time”), each share (the “Share”) of Kineta’s common stock, par value $0.001 per share (“Kineta Common Stock”), issued and outstanding immediately prior to the Effective Time (other than (i) Shares held in treasury by Kineta or held directly by TuHURA or the Merger Subs, which Shares will be cancelled, or (ii) Shares that are held by any holder who is entitled to demand and properly demands appraisal of such Shares of pursuant to, and in compliance with, Section 262 of the General Corporation Law of the State of Delaware) will thereupon be converted automatically into and will thereafter represent the right to receive, without interest, (x) the number of validly issued, fully paid and non-assessable shares of common stock, $0.001 par value per share, of TuHURA (“TuHURA Common Stock”) (rounded down to the nearest whole share subject to the payment of any cash in lieu of fractional shares as set forth in the Merger Agreement) equal to (i) the Initial Per Share Stock Consideration plus (ii) the Delayed Per Share Stock Consideration, (y) plus an amount in cash equal to (i) the Per Share Cash Consideration plus (ii) the Disposed Asset Payment Right (collectively, the Initial Per Share Stock Consideration, the Delayed Per Share Stock Consideration, the Per Share Cash Consideration and the Disposed Asset Payment Right, the “Merger Consideration”).

“Initial Per Share Stock Consideration” means the number of shares of TuHURA Common Stock being issued for each share of Kineta Common Stock, determined as follows:

•
the difference of $15,000,000 and any deductions if the Per Share Cash Consideration (as described below) is less than zero;
•
such difference in the first bullet, divided by $5.7528, such stock price, the “Parent Share Value”; and
•
with such resulting quotient from the second bullet, divided by the fully diluted Kineta Common Stock, all rounded down to six (6) decimal places.

“Delayed Per Share Stock Consideration” means the number of shares of TuHURA Common Stock being issued for each share of Kineta Common Stock, determined as follows:

•
the difference of $5,000,000 and (i) any liabilities incurred by TuHURA due to a breach of the undisclosed liabilities representation made by Kineta in the Merger Agreement; (ii) any and all losses incurred through the six months after the Closing and those losses estimated to be incurred by Parent related to any stockholder litigation; and (iii) any amount to which the closing net working capital deficient is greater than $12,000,000;
•
such difference in the first bullet, divided by the Parent Share Value; and
•
with such resulting quotient from the second bullet, divided by the fully diluted Kineta Common Stock, all rounded down to six (6) decimal places.

“Per Share Cash Consideration” means an amount in cash for each share of Kineta Common Stock, determined as follows:

•
the difference of $15,000,000 and (i) $5,000,000 (as credit for the exclusivity payment already made by TuHURA to Kineta); (ii) $300,000 (as credit for the extension payment already made by TuHURA to Kineta); (iii) $695,000 (which represents advances already made by TuHURA to Kineta in connection with the exclusivity agreement); (iv) any amounts loaned by TuHURA to Kineta (not including amounts under the CTF Agreement) after December 31, 2024 pursuant to the terms of the Merger Agreement; and (v) if the net working capital is less than $0, such difference (and if the net working capital is greater than $0, then such difference will be added to the $15,000,000 base cash consideration); and
•
such difference in the first bullet, divided by the fully diluted Kineta Common Stock, all rounded down to six (6) decimal places.

“Disposed Asset Payment Right” means any cash payments received by the Company in connection with any permitted asset disposition (which may not relate to the assets associated with, derived from or relating to KVA12123) received from the Closing Date until the third-year anniversary thereof, extended up to a period of six years in aggregate after the Closing Date.

“net working capital” means any cash Kineta has at the Closing, plus $322,933 for prepaid expenses in connection with their trials minus any liabilities of Kineta at the Closing and any unpaid transaction expenses of the Company.

At the Effective Time, each In-the-Money Company Stock Option that is vested or unvested and held by a Person will become exercisable as set forth in the applicable Optionholder Treatment Agreement and, upon such exercise, the holder will be entitled to receive the Merger Consideration; each Out-of-the-Money Company Stock Option held by a Person will be canceled and extinguished for no consideration; the Pre-2023 Company Warrants will terminate upon their terms if such Pre-2023 Company Warrants are not exercised (if the Pre-2023 Company Warrants are exercised prior to the Effective Time, as a holder of the Shares, the holder of such Pre-2023 Company Warrants will be entitled to receive the Merger Consideration); and the 2023 Company Warrants will be entitled to the benefits as set forth in the applicable Warrantholder Treatment Agreement.

Closing Conditions

The Closing is subject to satisfaction or waiver of certain conditions including, among other things, (i) the required approval of the Mergers by Kineta’s stockholders, (ii) the accuracy of the representations and warranties, subject to certain materiality qualifications, (iii) the effectiveness of the registration statement of TuHURA pursuant to which shares of TuHURA Common Stock to be issued in the Mergers will be registered with the U.S. Securities and Exchange Commission (the “SEC”), (iv) compliance by the parties with their respective covenants, (v) no law or order preventing the Mergers and related transactions, (vi) the listing of shares of TuHURA Common Stock issued as Merger Consideration to Kineta stockholders on The Nasdaq Capital Market, (vii) the absence of a continuing material adverse effect with respect to each of TuHURA and Kineta, (viii) the completion by TuHURA of a financing transaction that will result in net proceeds to TuHURA of not less than $35 million (the “Concurrent Investment”), (ix) the approval by TuHURA’s stockholders of an amendment to its articles of incorporation increasing its authorized shares to 200,000,000 shares of TuHURA Common Stock and (x) Kineta having a maximum of $12,000,000 in estimated net working capital deficit at the Closing.

No Solicitation; Board Recommendation

Kineta has also agreed not to (a) solicit proposals relating to alternative transactions or (b) enter into discussions or negotiations or provide non-public information in connection with any proposal for an alternative transaction from a third party, subject to certain exceptions to permit the Kineta board of directors to comply with its fiduciary obligations. Kineta has further agreed to cease and cause to be terminated any existing discussions or negotiations, if any, with regard to alternative transactions. However, subject to satisfaction of certain conditions and under the circumstances specified in the Merger Agreement, prior to the adoption of the Merger Agreement by Kineta’s stockholders, the Kineta board of directors may change its recommendation and may terminate the Merger Agreement in response to an unsolicited, bona fide acquisition proposal that the Kineta board of directors determines in good faith constitutes a Superior Proposal, subject to customary match rights.

Termination and Fees

Upon termination of the Merger Agreement (a) by Kineta to accept and enter into a definitive agreement with respect to a Superior Proposal or by TuHURA upon the withdrawal or modification of the Kineta board recommendation with respect to the Mergers, Kineta will be required to pay TuHURA a termination fee of $1,000,000; or (b) by Kineta, if TuHURA is unable to close the Concurrent Investment before the End Date and all other conditions to closing are complete, TuHURA will be required to pay Kineta a termination fee of $1,000,000.

Other Terms of the Merger Agreement

The Merger Agreement contains customary representations, warranties and covenants made by Kineta and TuHURA, including covenants relating to obtaining the requisite approvals of the stockholders of Kineta and TuHURA, indemnification of directors and officers and Kineta’s and TuHURA’s conduct of their respective businesses between the date of signing of the Merger Agreement and the Closing. The parties have agreed to use reasonable best efforts to take all actions necessary to consummate the Mergers, including for Kineta to hold a meeting of its stockholders to vote on proposals related to the Mergers and for TuHURA to hold a meeting of its stockholders to vote on a proposal to increase the authorized shares of TuHURA to 200,000,000 shares of TuHURA Common Stock. The representations and warranties in the Merger Agreement will not survive the Closing.

Clinical Trial Funding Agreement

Simultaneously with the execution of the Merger Agreement, Kineta and TuHURA entered into a Clinical Trial Funding Agreement (the “CTF Agreement”), pursuant to which TuHURA has agreed to loan up to $900,000 to Kineta solely for the purpose of funding certain research and development expenses, as set forth in the CTF Agreement. The CTF Agreement grants a security interest to TuHURA in the Program Assets.

Any amounts loaned to Kineta under the CTF Agreement shall be evidenced by a secured promissory note (the “Note”), bearing interest at 5% simple interest per annum, payable on the earlier of (a) following the Closing, any date on which TuHURA demands payment by written notice to Kineta or (b) if the Merger Agreement is terminated, within ten days following the date of such termination.

No proceeds of the Note may be used for any other purposes, including without limitation, paying any operating, transaction or other expenses of the Company. The Note includes customary protective provisions for the benefit of TuHURA as a lender.

Kineta Support Agreements

Contemporaneously with the execution of the Merger Agreement, on December 11, 2024, each director and officer of Kineta, solely in their capacities as stockholders of Kineta, entered into a support agreement with TuHURA and Kineta (the “Kineta Support Agreement”) pursuant to which each director and officer agreed to vote all of their Shares in favor of the approval of the Merger Agreement and the transactions contemplated thereby; if applicable, in favor of the approval of any proposal to adjourn or postpone the meeting to a later date, if there are not sufficient votes for the approval of the Merger Agreement and the transactions contemplated thereby on the date on which such meeting is held. Additionally, each director and officer has agreed not to (a) transfer any of their Shares or any Shares acquired subsequent to entering into the Kineta Support Agreement, subject to certain exceptions, (b) exercise their appraisal rights, or otherwise (c) take any action that is inconsistent with the voting commitment expressed in the Kineta Support Agreement.

Also, on December 11, 2024, the Affiliates of Kineta’s directors and officers which hold Shares entered into the Kineta Support Agreement with TuHURA and Kineta, pursuant to which such Affiliates agreed to vote all of their shares of Kineta Common Stock in favor of the approval of the Merger Agreement and the transactions contemplated thereby; if applicable, in favor of the approval of any proposal to adjourn or postpone the meeting to a later date, if there are not sufficient votes for the approval of the Merger Agreement and the transactions contemplated thereby on the date on which such meeting is held. Additionally, each director and officer has agreed not to (a) transfer any of their Shares or any Shares acquired subsequent to entering into the Kineta Support Agreement, (b) exercise their appraisal rights, or otherwise (c) take any action that is inconsistent with the voting commitment expressed in the Kineta Support Agreement.

TuHURA Support Agreements

Contemporaneously with the execution of the Merger Agreement, on December 11, 2024, each director and certain officers of TuHURA, solely in their capacities as stockholders of TuHURA, entered into a support agreement with TuHURA and Kineta (the “TuHURA Support Agreement”) pursuant to which each director, the chief executive officer and the chief financial officer agreed to vote all of their shares of TuHURA Common Stock in favor of the approval of the Authorized Share Increase, and if required by applicable Law, the Parent Share Issuance; if applicable, in favor of the approval of any proposal to adjourn or postpone the meeting to a later date, if there are not sufficient votes for the approval of the Authorized Share Increase or the Parent Share Issuance, as applicable, on the date on which such meeting is held. Additionally, each director and officer has agreed not to (a) transfer any of their shares or any shares acquired subsequent to entering into the TuHURA Support Agreement, subject to certain exceptions, or otherwise (b) take any action that is inconsistent with the voting commitment expressed in the TuHURA Support Agreement.

Lock-Up Agreements

Concurrently with the execution of the Merger Agreement and as a condition to the Closing, each director, officer and their Affiliates that hold shares of Kineta Common Stock entered into lock-up agreements (the “Lock-Up Agreements”), pursuant to which, subject to specified exceptions, they have agreed not to offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, one-third (1/3) of the shares of TuHURA Common Stock received as Initial Share Consideration pursuant to the Merger Agreement or any securities convertible into or exercisable or exchangeable for shares of TuHURA Common Stock that are subject to the Lock-Up Agreement, currently or thereafter owned until 180 days after the Effective Time of the Mergers.

The Merger Agreement, the CTF Agreement, the Support Agreements and the Lock-Up Agreements (and the foregoing descriptions of such agreements and the transactions contemplated thereby) have been included to provide investors and stockholders with information regarding the terms of such agreements and the transactions contemplated thereby. It is not intended to provide any other factual information about Kineta or TuHURA. The representations, warranties and covenants contained in the agreements were made only as of specified dates for the purposes of the respective agreements, were made solely for the benefit of the parties to such agreements and may be subject to qualifications and limitations agreed upon by such parties. In particular, in reviewing the representations, warranties and covenants contained in the agreements and discussed in the foregoing descriptions, it is important to bear in mind that such representations, warranties and covenants were negotiated with the principal purpose of allocating risk between the parties, rather than establishing matters as facts. Such representations, warranties and covenants may also be subject to a contractual standard of materiality different from those generally applicable to stockholders and reports and documents filed with the SEC. Investors and stockholders are not third-party beneficiaries under these agreements. Accordingly, investors and stockholders should not rely on such representations, warranties and covenants as characterizations of the actual state of facts or circumstances described therein. Information concerning the subject matter of such representations, warranties and covenants may change after the date of the agreements, which subsequent information may or may not be fully reflected in the parties’ public disclosures. The foregoing descriptions of the Merger Agreement, the CTF Agreement, the Support Agreements and the Lock-Up Agreements are not complete and are qualified in their entirety by reference to those agreements or the forms thereof, as applicable, which are attached hereto as Exhibits 2.1, 10.1, 10.2, 10.3 and 10.4, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On December 12, 2024, TuHURA, Kineta and TuHURA issued a joint press release announcing the execution of the Merger Agreement. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished, shall not be deemed “filed” for any purpose, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except as expressly set forth by specific reference in such a filing.

Additional Information about the Proposed Mergers and Where to Find It

This communication may be deemed to be solicitation material with respect to the proposed transactions between TuHURA and Kineta. In connection with the proposed transactions, Kineta intends to file relevant materials with the SEC. Kineta will mail the joint proxy statement/prospectus to the Kineta stockholders. Investors and securityholders of TuHURA and Kineta are urged to read these materials when they become available because they will contain important information about TuHURA, Kineta and the proposed transactions. This communication is not a substitute for the definitive proxy statement/prospectus, when it becomes available, or any other documents that Kineta may file with the SEC or send to securityholders in connection with the proposed transactions.

Investors and securityholders may obtain free copies of the documents filed with the SEC, once available, on Kineta’s website at www.kinetabio.com, on the SEC’s website at www.sec.gov or by directing a request to Kineta’s Investor Relations at (206) 378-0400.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Participants in the Solicitation

Each of TuHURA, Kineta and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Kineta in connection with the proposed transactions. Information about the executive officers and directors of Kineta is set forth in Kineta’s Definitive Proxy Statement on Schedule 14A relating to the 2024 Annual Meeting of Stockholders, filed with the SEC on April 26, 2024. To the extent that holdings of Kineta’s securities have changed since the amounts printed in Kineta’s proxy statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information about TuHURA’s directors and executive officers is set forth in TuHURA’s proxy statement for its 2024 Annual Meeting of Shareholders on Schedule 14A filed with the SEC on May 17, 2024 and TuHURA’s subsequent filings with the SEC. Other information regarding the interests of such individuals, who may be deemed to be participants in the solicitation of proxies for the stockholders of Kineta, will be set forth in the joint proxy statement/prospectus. You may obtain free copies of these documents as described above.

Cautionary Statement Regarding Forward-Looking Statements

This document contains certain “forward-looking statements” within the meaning of, and subject to the safe harbor created by, Section 27A of the Securities Act, Section 21E of the Exchange Act and the Private Securities Litigation Reform Act of 1995, which are referred to as the safe harbor provisions. Statements included herein are not historical facts are forward-looking statements, including statements about the beliefs and expectations of the management of each of TuHURA and Kineta. In some cases, you can identify these statements by terminology such as “may,” “should,” “plans,” “believe,” “will,” “anticipate,” “estimate,” “expect,” “project,” or “intend,” including their opposites or similar phrases or expressions. TuHURA and Kineta caution investors that any forward-looking statements, including statements related to anticipated operating results, business strategies and outlook of TuHURA and Kineta, proposed financing for the transaction, anticipated benefits of the Mergers, the anticipated impact of the Mergers on TuHURA’s and Kineta’s business and future financial and operating results, the expected amount and timing of synergies from the Mergers, the anticipated closing date for the Mergers and other aspects of Kineta’s and TuHURA’s operations or operating results, are only predictions and involve known and unknown risks and uncertainties, many of which are beyond TuHURA’s and Kineta’s control, and could cause actual results to differ materially from those indicated in such forward-looking statements, which speak only as of the date of this Form 8-K. These factors, risks and uncertainties include, but are not limited to: the completion of the Mergers on anticipated terms and timing, anticipated tax treatment and unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, pricing trends, future prospects, credit ratings, business and management strategies which may adversely affect each of TuHURA’s and Kineta’s business, financial condition, operating results and the price of their respective common stocks; the failure to satisfy the conditions to the completion of the Mergers, including the adoption of the Merger Agreement by the stockholders of Kineta and TuHURA’s completion of the Concurrent Investment, in a timely manner, or at all, or the failure to satisfy any of the other conditions to the completion of the Mergers, or unexpected delays in satisfying any conditions; uncertainties related to Kineta’s cash level and ability to continue as a going concern; the price of TuHURA Common Stock and Kineta Common Stock could change before the completion of the Mergers, including as a result of uncertainty as to the long-term value of the common stock of TuHURA or as a result of broader stock market movements; risks relating to the amount of Kineta’s Estimated Net Working Capital Amount at the Closing, including any resulting reduction or adjustments to the Merger Consideration or failure of the condition that Kineta’s Estimated Net Working Capital Deficit not exceed $12,000,000 at the Closing; uncertainties as to access to available financing, including the Concurrent Investment, to complete the Mergers upon acceptable terms and on a timely basis or at all; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, including a termination of the Merger Agreement under circumstances that could require Kineta to pay a termination fee to TuHURA; risks that the Mergers do not qualify as a reorganization under the Code; the risk that, if the Mergers or another strategic transaction is not successfully completed, the Kineta board of directors may decide to pursue a dissolution and liquidation of Kineta; the effect of the announcement or pendency of the transaction on Kineta’s or TuHURA’s business relationships, competition, business, financial condition, and operating results; risks that the Mergers disrupt current plans and operations of Kineta or TuHURA and the ability of Kineta or TuHURA to retain and hire key personnel; risks related to diverting either management team’s attention from ongoing business operations of Kineta or TuHURA; the outcome of any legal proceedings that may be instituted against Kineta or TuHURA related to the Merger Agreement or the transaction; the ability of TuHURA to successfully integrate Kineta’s business or fully realize the anticipated synergies or other benefits expected from the Mergers; the ability of TuHURA to implement its plans, forecasts, expected financial performance and other expectations with respect to Kineta’s business or the combined business after the completion of the Mergers and realize additional opportunities, develop customer relationships, additional products and Kineta’s existing business; risks associated with third party contracts containing consent and/or other provisions that may be triggered by the Mergers; the potentially significant amount of any costs, fees, expenses, impairments or charges related to the Mergers; the risk of no amounts being payable under the Disposed Asset Payment Right; the potential dilution of TuHURA and Kineta stockholders’ ownership percentage of TuHURA after the Mergers as compared to their ownership percentage of TuHURA and Kineta, as applicable, prior to the Mergers; TuHURA and Kineta directors and executive officers having interests in the Mergers that are different from, or in addition to, the interests of TuHURA and Kineta stockholders generally; macroeconomic conditions and geopolitical uncertainty in the global economy; uncertainty in the growth of the biopharmaceutical sector; the highly competitive industries TuHURA and Kineta operate in; actions by the U.S. or foreign governments, such as the imposition of additional export restrictions or tariffs; legislative, regulatory and economic developments affecting Kineta’s and TuHURA’s businesses; the evolving legal, regulatory and tax regimes under which Kineta and TuHURA operate; restrictions during the pendency of the Mergers that may impact Kineta’s or TuHURA’s ability to pursue certain business opportunities or strategic transactions, and unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as Kineta’s and TuHURA’s response to any of the aforementioned factors. The foregoing list of risks, uncertainties and factors is not exhaustive. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements.

You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of TuHURA and Kineta described in the “Risk Factors” section of their respective Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed by either of them from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond TuHURA’s and Kineta’s control, and are not guarantees of future results. Readers are cautioned not to put undue reliance on forward-looking statements, and TuHURA and Kineta assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law. Neither TuHURA nor Kineta gives any assurance that either TuHURA or Kineta will achieve its expectations.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1*	Agreement and Plan of Merger, dated December 11, 2024, by and among TuHURA, Kineta, the Merger Subs and the Stockholders Representative.
10.1*	CTF Agreement, dated December 11, 2024, by and between TuHURA and Kineta.
10.2	Form of TuHURA Support Agreement.
10.3	Form of Kineta Support Agreement.
10.4	Form of Lock-Up Agreement.
99.1	Joint Press Release of TuHURA and Kineta, dated December 12, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 12, 2024

Kineta, Inc.

By:	/s/ Craig Philips
Name:	Craig Philips
Title:	President